Summary Prospectus

Royce Small-Cap Portfolio | May 1, 2026

RCPFX Investment Class Symbol   |   RCSSX Service Class Symbol

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2026. Each document contains more information about the Fund and its risks and is incorporated by reference (is legally considered part of this Summary Prospectus). The Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders, financial statements, and other important information about the Fund are available online at www.royceinvest.com/prospectus. You can also get this information at no cost by calling (800) 841-1180, sending an e-mail request at www.royceinvest.com/contact, or by contacting your financial intermediary.

royceinvest.com

Summary Prospectus | May 1, 2026

Royce Small-Cap Portfolio

RCPFX Investment Class Symbol | RCSSX Service Class Symbol

Investment Goal

Royce Small-Cap Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include variable contract or other potential charges. Because variable contract or other potential charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your variable contract prospectus for more information about variable contract charges.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.18%	0.19%
Total annual Fund operating expenses	1.18%	1.44%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	INVESTMENT CLASS	SERVICE CLASS
1 Year	$120	$147
3 Years	$375	$456
5 Years	$649	$787
10 Years	$1,432	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Royce Small-Cap Portfolio

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that Royce believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. The Fund generally invests in such companies that Royce believes also possess financial strength, a strong business model, and the ability to generate and effectively allocate excess free cash flow.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

 As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

 A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Consumer Discretionary and Financials sectors. Consumer Discretionary companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

 Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the

U.S. dollar.

Allocation adjustment programs–used by certain participating insurance companies to help manage the volatility of the relevant variable contract investment options and to preserve variable contract value–may result in transfers of assets among the relevant investment options, including the Fund. These programs may result in large-scale asset flows into and out of the Fund, which could adversely affect the Fund, including its risk profile, expenses, and performance. For example, these asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Such asset flows may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2025, was 79% of the average value of its portfolio.

 Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may

2  |   Royce Capital Fund Summary Prospectus 2026

Royce Small-Cap Portfolio (continued)

become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

 Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may also prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. Each Class has substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 26.53% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -39.32% (quarter ended 3/31/20).

The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	8.93	10.66	7.88
Service Class
Return Before Taxes	8.73	10.40	7.63
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Jay S. Kaplan is the Fund’s portfolio manager. Mr. Kaplan has been portfolio manager since 2003.

Royce Capital Fund Summary Prospectus 2026 |  3

Royce Small-Cap Portfolio (concluded)

How to Purchase and Sell Fund Shares

Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by Royce Fund Services, LLC, the Funds’ distributor, upon the purchase or redemption of shares of the Funds. Any sales charges for your variable contract are not reflected in this Prospectus and will be described in the relevant variable contract prospectus.

Tax Information

For information regarding the federal income tax consequences of variable contract ownership, please consult your variable contract prospectus.

Financial Intermediary Compensation

If you purchase the Fund through an insurance company or other financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4  |   Royce Capital Fund Summary Prospectus 2026

This page intentionally left blank

Royce Capital Fund Summary Prospectus 2026 |  5

This page intentionally left blank

6  |   Royce Capital Fund Summary Prospectus 2026

This page intentionally left blank

Royce Capital Fund Summary Prospectus 2026 |  7

More information on Royce Capital Fund is available free upon request, including the following:

Annual/Semiannual Reports, Financial Statements, and Other Important Information

Additional information about a Fund’s investments, including a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period, is available in the Funds’ annual and semiannual reports to shareholders. The Funds’ Form N-CSR and Form N-CSRS filings contain the Funds’ annual and semiannual financial statements. The annual and semiannual reports to shareholders, annual and semiannual financial statements, and other important information are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 841-1180.

Statement of Additional Information (“SAI”)

The SAI provides more details about Royce Capital Fund and its policies. A current SAI is available at www.royceinvest.com/ literature and upon request by calling (800) 841-1180. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: Royce Capital Fund, One Madison Avenue, Suite 1700, New York, NY 10010

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, annual and semiannual reports, Form N-CSR, Form N-CSRS, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

One Madison Avenue | New York, NY 10010 | P (800) 841-1180 | www.royceinvest.com	RCS-RCF-0526